Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes
Income Taxes

11Income Taxes

The income tax provision for continuing operations consisted of the following for the years ended December 31:

In millions	2017	2016	2015
Current:
Federal	$2,594	$2,803	$3,065
State	464	511	555
	3,058	3,314	3,620
Deferred:
Federal	(1,435)	5	(180)
State	14	(2)	(54)
	(1,421)	3	(234)
Total	$1,637	$3,317	$3,386

On December 22, 2017, the President signed into law the Tax Cuts and Jobs Act (the “TCJA”). Among numerous changes to existing tax laws, the TCJA permanently reduces the federal corporate income tax rate from 35% to 21% effective on January 1, 2018. The effects on deferred tax balances of changes in tax rates are required to be taken into consideration in the period in which the changes are enacted, regardless of when they are effective. As the result of the reduction of the corporate income tax rate under the TCJA, the Company estimated the revaluation of its net deferred tax liabilities and recorded a provisional income tax benefit of approximately $1.5 billion for year ended December 31, 2017. The Company has not completed all of its processes to determine the TCJA’s final impact. The final impact may differ from this provisional amount due to, among other things, changes in interpretations and assumptions the Company has made thus far and the issuance of additional regulatory or other guidance. The accounting is expected to be completed by the time the 2017 federal corporate income tax return is filed in 2018.

The following table is a reconciliation of the statutory income tax rate to the Company’s effective income tax rate for continuing operations for the years ended December 31:

	2017	2016	2015
Statutory income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal tax benefit	4.1	4.1	4.0
Provisional effect of the Tax Cuts and Jobs Act	(18.3)	—	—
Other	(1.0)	(0.7)	0.3
Effective income tax rate	19.8%	38.4%	39.3%

The Company has $3.0 billion and $4.2 billion of net deferred income tax liabilities as of December 31, 2017 and 2016, respectively. The following table is a summary of the components of the Company’s deferred income tax assets and liabilities as of December 31:

In millions	2017	2016
Deferred income tax assets:
Lease and rents	$291	$375
Inventory	31	57
Employee benefits	246	400
Allowance for doubtful accounts	187	301
Retirement benefits	40	65
Net operating loss and capital loss carryforwards	101	125
Deferred income	93	144
Other	18	336
Valuation allowance	(77)	(135)
Total deferred income tax assets	930	1,668
Deferred income tax liabilities:
Depreciation and amortization	(3,926)	(5,882)
Total deferred income tax liabilities	(3,926)	(5,882)
Net deferred income tax liabilities	$(2,996)	$(4,214)

The Company assesses positive and negative evidence to determine whether it is more likely than not some portion of a deferred tax asset would not be realized. When it would not, a valuation allowance is established for such portion of a deferred tax asset.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

In millions	2017	2016	2015
Beginning balance	$307	$338	$188
Additions based on tax positions related to the current year	62	68	57
Additions based on tax positions related to prior years	32	70	122
Reductions for tax positions of prior years	(28)	(100)	(11)
Expiration of statutes of limitation	(10)	(22)	(13)
Settlements	(19)	(47)	(5)
Ending balance	$344	$307	$338

The Company and most of its subsidiaries are subject to U.S. federal income tax as well as income tax of numerous state and local jurisdictions. The Company is a participant in the Compliance Assurance Process (“CAP”), which is a  program made available by the Internal Revenue Service (“IRS”) to certain qualifying large taxpayers, under which participants work collaboratively with the IRS to identify and resolve potential tax issues through open, cooperative and transparent interaction prior to the annual filing of their federal income tax return. The IRS is currently examining the Company’s 2016 and 2017 consolidated U.S. federal income tax returns.

The Company and its subsidiaries are also currently under income tax examinations by a number of state and local tax authorities. As of December 31, 2017, no examination has resulted in any proposed adjustments that would result in a material change to the Company’s results of operations, financial condition or liquidity.

Substantially all material state and local income tax matters have been concluded for fiscal years through 2011. Certain state exams are expected to/likely to be concluded and certain state statutes will lapse in 2018, but the change in the balance of our uncertain tax positions will be immaterial. In addition, it is reasonably possible that the Company’s unrecognized tax benefits could change within the next twelve months due to the anticipated conclusion of various examinations with the IRS for various years. An estimate of the range of the possible change cannot be made at this time.

The Company records interest expense related to unrecognized tax benefits and penalties in income tax expense. The Company accrued interest expense of approximately $11 million in 2017, $10 million in 2016 and $5 million in 2015. The Company had approximately $34 million and $30 million accrued for interest and penalties as of December 31, 2017 and 2016, respectively.

There are no material uncertain tax positions as of December 31, 2017 the ultimate deductibility of which is highly certain but for which there is uncertainty about the timing.

As of December 31, 2017, the total amount of unrecognized tax benefits that, if recognized, would affect the effective income tax rate is approximately $317 million, after considering the federal benefit of state income taxes.